UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 27, 2016

Brown-Forman Corporation

(Exact name of registrant as specified in its charter)

Delaware	002-26821	61-0143150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 27, 2016, Brown-Forman Corporation issued a press release announcing that it has reached an agreement to purchase The BenRiach Distillery Company Limited for approximately £285 million. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Index:

Exhibit No.	Description

99.1	Brown-Forman Corporation Press Release dated April 27, 2016.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation (Registrant)

Date: April 27, 2016	/s/ Michael E. Carr, Jr.
Michael E. Carr, Jr.
Vice President, Managing Attorney and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Brown-Forman Corporation Press Release dated April 27, 2016.